UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PERRIGO COMPANY PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On May 1, 2025 For Shareholders of record as of March 3, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/PRGO Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Perrigo Company plc Annual Meeting of Shareholders Thursday, May 1, 2025 8:30 AM, Irish Standard Time 70 Sir John Rogerson's Quay, Grand Canal Dock, Dublin 2, D02 R296, Ireland For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/PRGO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 18, 2025. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Logo Perrigo Company plc Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7 PROPOSAL 1. To elect, by separate resolutions, eleven director nominees to serve until the 2026 Annual General Meeting of Shareholders; 1.01 Bradley A. Alford 1.02 Orlando D. Ashford 1.03 Julia M. Brown 1.04 Kevin Egan 1.05 Adriana Karaboutis 1.06 Jeffrey B. Kindler 1.07 Patrick Lockwood-Taylor 1.08 Albert A. Manzone 1.09 Donal O'Connor 1.10 Geoffrey M. Parker 1.11 Jonas Samuelson 2. To ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company's independent auditor, and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor; 3. To provide advisory approval of the Company's executive compensation 4. To renew the Board's authority to issue shares under Irish law; 5. To renew the Board's authority to opt-out of statutory pre-emption rights under Irish law; 6. To approve an increase in the maximum number of directors who may be appointed to the Board; 7. To approve amendments to the Company's Articles of Association;